                                                             Sub-Item 77 Q 1(e)

                    MASTER INTERGROUP SUB-ADVISORY CONTRACT
                               FOR MUTUAL FUNDS

   This contract is made as of February 25, 2013, by and among Invesco Advisers, Inc. (the "Adviser") and each of Invesco Canada Ltd.,, Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited,, Invesco Hong Kong Limited,, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

   WHEREAS:

    A) The Adviser has entered into an investment advisory agreement with Invesco Securities Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

    B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

    C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

    D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES AS SUB-ADVISER. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

   (a) Investment Advice. If and to the extent requested by the Adviser, each
       -----------------
Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

   (b) Order Execution. If and to the extent requested by the Adviser, each
       ---------------
Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

                                                             Sub-Item 77 Q 1(e)


   (c) Discretionary Investment Management. If and to the extent requested by
       -----------------------------------
the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3. BROKER-DEALER RELATIONSHIPS. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. BOOKS AND RECORDS. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

5. FURTHER DUTIES.

   (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

   (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each

                                                             Sub-Item 77 Q 1(e)

Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.

   (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

   (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

   (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

   (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

   (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

   (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

6. SERVICES NOT EXCLUSIVE. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the

                                                             Sub-Item 77 Q 1(e)

right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. USE OF SUBSIDIARIES AND AFFILIATES. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

8. COMPENSATION.

   (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.

   (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

   (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. FEE WAIVERS AND EXPENSE LIMITATIONS. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. LIMITATION OF LIABILITY OF SUB-ADVISER AND INDEMNIFICATION. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed,

                                                             Sub-Item 77 Q 1(e)

when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

11. DURATION AND TERMINATION.

   (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

   (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

   (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

12. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

13. NOTICES. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.

14. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. MULTIPLE SUB-ADVISORY AGREEMENTS. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to

                                                             Sub-Item 77 Q 1(e)

refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.

16. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                                                             Sub-Item 77 Q 1(e)


   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                         INVESCO ADVISERS, INC.

                                         Adviser

                                         By:      /s/ John M. Zerr
                                                  -----------------------------
                                         Name:    John M. Zerr
                                         Title:   Senior Vice President

                                                             Sub-Item 77 Q 1(e)


INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH               INVESCO ASSET MANAGEMENT LIMITED

Sub-Adviser                                             Sub-Adviser

By:     /s/ Christian Puschmann /s/ Alexander Lehmann   By:     /s/ G J Proudfoot
        -----------------------------------------               ---------------------------------------
Name:   Christian Puschmann     Alexander Lehmann       Name:   G J Proudfoot
Title:  Managing Director       Managing Director       Title:  Director

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED                INVESCO AUSTRALIA LIMITED

Sub-Adviser                                             Sub-Adviser

By:     /s/ Masakazu Haseagawa                          By:     /s/ Nick Burrell /s/ Mark Yesberg
        -----------------------------------------               ---------------------------------------
Name:   Masakazu Haseagawa                              Name:   Nick Burrell       Mark Yesberg
Title:  Managing Director                               Title:  Company Secretary  Director

INVESCO HONG KONG LIMITED                               INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser                                             Sub-Adviser

By:     /s/ Anna Tong /s/ Fanny Lee                     By:     /s/ Jeffrey H. Kupor
        -----------------------------------------               ---------------------------------------
Name:   Anna Tong         Fanny Lee                     Name:   Jeffrey H. Kupor
Title:  Director          Director                      Title:  Secretary and General Counsel

INVESCO CANADA LTD.

Sub-Adviser

By:     /s/ Eric Adelsen
        -----------------------------------------
Name:   Eric Adelsen
Title:  Senior Vice President, Secretary

                                                             Sub-Item 77 Q 1(e)


                                   EXHIBIT A

                                     FUNDS
                                     -----

Invesco Balanced-Risk Aggressive Allocation Fund

                                                             Sub-Item 77 Q 1(e)


                                   EXHIBIT B

                           ADDRESSES OF SUB-ADVISORS
                           -------------------------

Invesco Asset Management Deutschland GmbH
An der Welle 5, 1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Limited
30 Finsbury Square
London, United Kingdom
EC2A 1AG
ENGLAND

Invesco Asset Management (Japan) Limited
Roppongi Hills Mori Tower 14F
6-10-1 Roppongi, Minato-ku, Tokyo 106-6114

Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Victoria 3000, Australia

Invesco Hong Kong Limited
41/F Citibank Tower
3 Garden Road, Central
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas, 27th Floor
New York, NY 10036
USA

Invesco Canada Ltd.
5140 Yonge Street
Suite 900
Toronto, ON, M2N 6X7

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ---------------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ---------------------------------
       Title:  Senior Vice President
                                                           as of April 30, 2014


                         EXHIBIT "A" - RETAIL FUNDS/1/
                         -----------------------------

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                           Contractual     2.00%      July 1, 2013      June 30, 2014
   Class B Shares                           Contractual     2.75%      July 1, 2013      June 30, 2014
   Class C Shares                           Contractual     2.75%      July 1, 2013      June 30, 2014
   Class R Shares                           Contractual     2.25%      July 1, 2013      June 30, 2014
   Class R5 Shares                          Contractual     1.75%      July 1, 2013      June 30, 2014
   Class R6 Shares                          Contractual     1.75%      July 1, 2013      June 30, 2014
   Class Y Shares                           Contractual     1.75%      July 1, 2013      June 30, 2014
Invesco California Tax-Free Income Fund
   Class A Shares                           Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                           Contractual     2.00%      July 1, 2012      June 30, 2014
   Class C Shares                           Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                           Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Core Plus Bond Fund
   Class A Shares                           Contractual     0.75%      June 6, 2011    December 31, 2013
   Class B Shares                           Contractual     1.50%      June 6, 2011    December 31, 2013
   Class C Shares                           Contractual     1.50%      June 6, 2011    December 31, 2013
   Class R Shares                           Contractual     1.00%      June 6, 2011    December 31, 2013
   Class R5 Shares                          Contractual     0.50%      June 6, 2011    December 31, 2013
   Class R6 Shares                          Contractual     0.50%   September 24, 2012 December 31, 2013
   Class Y Shares                           Contractual     0.50%      June 6, 2011    December 31, 2013
Invesco Core Plus Bond Fund
   Class A Shares                           Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                           Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                           Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                           Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                          Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                          Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                           Contractual     0.59%    January 1, 2014   December 31, 2014
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                           Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                           Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                           Contractual     2.75%      July 1, 2012      June 30, 2014
   Class R Shares                           Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                          Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                           Contractual     1.75%      July 1, 2012      June 30, 2014
Invesco Equity and Income Fund
   Class A Shares                           Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                           Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares                           Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R Shares                           Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R5 Shares                          Contractual     1.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                          Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                           Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Floating Rate Fund
   Class A Shares                           Contractual     1.50%     April 14, 2006     June 30, 2014
   Class C Shares                           Contractual     2.00%     April 14, 2006     June 30, 2014
   Class R Shares                           Contractual     1.75%     April 14, 2006     June 30, 2014
   Class R5 Shares                          Contractual     1.25%     April 14, 2006     June 30, 2014
   Class R6 Shares                          Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                           Contractual     1.25%    October 3, 2008     June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ --------------
Invesco Global Real Estate Income Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco Growth and Income Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Low Volatility Equity Yield Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2012    June 30, 2014
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco S&P 500 Index Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Small Cap Discovery Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Strategic Real Return Fund
   Class A Shares                             Contractual     0.78%     April 30, 2014   April 30, 2015
   Class C Shares                             Contractual     1.53%     April 30, 2014   April 30, 2015
   Class R Shares                             Contractual     1.03%     April 30, 2014   April 30, 2015
   Class R5 Shares                            Contractual     0.53%     April 30, 2014   April 30, 2015
   Class R6 Shares                            Contractual     0.53%     April 30, 2014   April 30, 2015
   Class Y Shares                             Contractual     0.53%     April 30, 2014   April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco Diversified Dividend Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco Summit Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class P Shares                             Contractual     1.85%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2014
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Global Core Equity Fund
   Class A Shares                             Contractual     2.25%      July 1, 2013    June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2013    June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2013    June 30, 2014
   Class R Shares                             Contractual     2.50%      July 1, 2013    June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2013    June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco International Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2009    June 30, 2014
   Class R6 Shares                            Contractual     2.00%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                              ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                 Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                 Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                 Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                 Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                 Contractual     1.75%      July 1, 2009    June 30, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                           ------------ ---------- ------------------ -----------------
Invesco Alternative Strategies Fund
   Class A Shares                              Contractual     0.82%   December 17, 2013  December 31, 2015
   Class C Shares                              Contractual     1.57%   December 17, 2013  December 31, 2015
   Class R Shares                              Contractual     1.07%   December 17, 2013  December 31, 2015
   Class R5 Shares                             Contractual     0.57%   December 17, 2013  December 31, 2015
   Class R6 Shares                             Contractual     0.57%   December 17, 2013  December 31, 2015
   Class Y Shares                              Contractual     0.57%   December 17, 2013  December 31, 2015
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                              Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                             Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                              Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                              Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                             Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                              Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                             Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                             Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                             Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                              Contractual     0.00%    November 4, 2009   April 30, 2015
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                              Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                             Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                              Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                              Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                             Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                              Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                             Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                             Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                             Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                              Contractual     0.00%    November 4, 2009   April 30, 2015
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                              Contractual     0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                             Contractual     0.25%   February 12, 2010   April 30, 2015
   Class B Shares                              Contractual     1.00%    November 4, 2009   April 30, 2015
   Class C Shares                              Contractual     1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                             Contractual     1.00%   February 12, 2010   April 30, 2015
   Class R Shares                              Contractual     0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                             Contractual     0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                             Contractual     0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                             Contractual     0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                              Contractual     0.00%    November 4, 2009   April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2015
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2015
Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R Shares                                Contractual     2.50%      July 1, 2009    June 30, 2014
   Class R5 Shares                               Contractual     2.00%      July 1, 2009    June 30, 2014
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2014
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                   ------------ ---------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                      Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                      Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                      Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                     Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                      Contractual     0.00%      May 1, 2012     April 30, 2015
Invesco International Allocation Fund
   Class A Shares                      Contractual     2.25%      May 1, 2012     June 30, 2014
   Class B Shares                      Contractual     3.00%      May 1, 2012     June 30, 2014
   Class C Shares                      Contractual     3.00%      May 1, 2012     June 30, 2014
   Class R Shares                      Contractual     2.50%      May 1, 2012     June 30, 2014
   Class R5 Shares                     Contractual     2.00%      May 1, 2012     June 30, 2014
   Class Y Shares                      Contractual     2.00%      May 1, 2012     June 30, 2014
Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                      Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                     Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                     Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                      Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco Moderate Allocation Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                      Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                      Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual     0.73%     April 30, 2014   April 30, 2015
   Class C Shares                      Contractual     1.48%     April 30, 2014   April 30, 2015
   Class R Shares                      Contractual     0.98%     April 30, 2014   April 30, 2015
   Class Y Shares                      Contractual     0.48%     April 30, 2014   April 30, 2015
   Class R5 Shares                     Contractual     0.48%     April 30, 2014   April 30, 2015
   Class R6 Shares                     Contractual     0.48%     April 30, 2014   April 30, 2015
Invesco Small Cap Growth Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                      Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                      Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                     Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                     Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                      Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares               Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                      Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                     Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                      Contractual     1.25%      July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco European Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2014
Invesco Global Growth Fund
   Class A Shares                           Contractual     2.25%    January 1, 2013     June 30, 2014
   Class B Shares                           Contractual     3.00%    January 1, 2013     June 30, 2014
   Class C Shares                           Contractual     3.00%    January 1, 2013     June 30, 2014
   Class R5 Shares                          Contractual     2.00%    January 1, 2013     June 30, 2014
   Class R6 Shares                          Contractual     2.00%    January 1, 2013     June 30, 2014
   Class Y Shares                           Contractual     2.00%    January 1, 2013     June 30, 2014
Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares                           Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares                           Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares                          Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares                          Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares                           Contractual     1.11%     August 1, 2012   February 28, 2015
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco International Core Equity Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2014
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2014
   Class R6 Shares                          Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2014
Invesco International Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2013      June 30, 2014
   Class B Shares                           Contractual     3.00%      July 1, 2013      June 30, 2014
   Class C Shares                           Contractual     3.00%      July 1, 2013      June 30, 2014
   Class R Shares                           Contractual     2.50%      July 1, 2013      June 30, 2014
   Class R5 Shares                          Contractual     2.00%      July 1, 2013      June 30, 2014
   Class R6 Shares                          Contractual     2.00%      July 1, 2013      June 30, 2014
   Class Y Shares                           Contractual     2.00%      July 1, 2013      June 30, 2014
Invesco Select Opportunities Fund
   Class A Shares                           Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares                           Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares                           Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares                          Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares                          Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares                           Contractual     1.26%     August 1, 2012   February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                                 Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                                 Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  December 31, 2015
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2014
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2014
Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     1.22%   November 29, 2010    June 30, 2014
   Class B Shares                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class C Shares                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class R Shares                                 Contractual     1.47%   November 29, 2010    June 30, 2014
   Class R5 Shares                                Contractual     0.97%   November 29, 2010    June 30, 2014
   Class R6 Shares                                Contractual     0.97%   September 24, 2012   June 30, 2014
   Class Y Shares                                 Contractual     0.97%   November 29, 2010    June 30, 2014
Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2014
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2015
Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares                           Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                           Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                           Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                           Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                          Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                          Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                           Contractual     1.75%      July 1, 2009      June 30, 2014
Invesco Global Health Care Fund
   Class A Shares                           Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                           Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                           Contractual     2.75%      July 1, 2012      June 30, 2014
   Class Y Shares                           Contractual     1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares                    Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Global Infrastructure Fund
   Class A Shares                           Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                           Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                           Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                           Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                          Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                          Contractual     1.15%      May 2, 2014       May 31, 2015
Invesco Global Markets Strategy Fund/5/
   Class A Shares                           Contractual     2.25%    August 28, 2013   December 16, 2013
   Class C Shares                           Contractual     3.00%    August 28, 2013   December 16, 2013
   Class R Shares                           Contractual     2.50%    August 28, 2013   December 16, 2013
   Class R5 Shares                          Contractual     2.00%    August 28, 2013   December 16, 2013
   Class R6 Shares                          Contractual     2.00%    August 28, 2013   December 16, 2013
   Class Y Shares                           Contractual     2.00%    August 28, 2013   December 16, 2013
Invesco Global Markets Strategy Fund/5/
   Class A Shares                           Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                           Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                           Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                          Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                          Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                           Contractual     1.55%   December 17, 2013  February 28, 2015
Invesco Global Market Neutral Fund
   Class A Shares                           Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                           Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                           Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                          Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                          Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                           Contractual     1.37%   December 17, 2013  December 31, 2015
Invesco Global Targeted Returns Fund/6/
   Class A Shares                           Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                           Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                           Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                          Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                          Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                           Contractual     1.46%   December 17, 2013  December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                             ------------ ---------- ------------------ -----------------
Invesco International Total Return Fund
   Class A Shares                                Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                                Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                                Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                               Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                               Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                                Contractual     0.85%     March 31, 2006   February 28, 2015
Invesco Long/Short Equity Fund
   Class A Shares                                Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                                Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                                Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                               Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                               Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                                Contractual     1.62%   December 17, 2013  December 31, 2015
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                                Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                                Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                               Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                               Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                                Contractual     1.47%   December 17, 2013  December 31, 2015
Invesco MLP Fund
   Class A Shares                                Contractual     1.50%      May 2, 2014       May 31, 2015
   Class C Shares                                Contractual     2.25%      May 2, 2014       May 31, 2015
   Class R Shares                                Contractual     1.75%      May 2, 2014       May 31, 2015
   Class R5 Shares                               Contractual     1.25%      May 2, 2014       May 31, 2015
   Class R6 Shares                               Contractual     1.25%      May 2, 2014       May 31, 2015
   Class Y Shares                                Contractual     1.25%      May 2, 2014       May 31, 2015
Invesco Macro international Equity Fund
   Class A Shares                                Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                                Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                                Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                               Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                               Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                                Contractual     1.18%   December 17, 2013  December 31, 2015
Invesco Macro Long/Short Fund
   Class A Shares                                Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                                Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                                Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                               Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                               Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                                Contractual     1.62%   December 17, 2013  December 31, 2015
Invesco Pacific Growth Fund
   Class A Shares                                Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                                Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                                Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R Shares                                Contractual     2.50%      July 1, 2012      June 30, 2014
   Class R5 Shares                               Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                                Contractual     2.00%      July 1, 2012      June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                              ------------ ---------- ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares                 Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares                 Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares                 Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares                Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares                Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares                 Contractual     0.64%   December 13, 2011  February 28, 2015
Invesco Select Companies Fund
   Class A Shares                 Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                 Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                 Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                 Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                Contractual     1.75%      July 1, 2009      June 30, 2014
   Class Y Shares                 Contractual     1.75%      July 1, 2009      June 30, 2014
Invesco Strategic Income Fund
   Class A Shares                 Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares                 Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares                 Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares                 Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares                Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares                Contractual     0.57%      May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                          Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                         Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                         Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Global Real Estate Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco High Yield Fund
   Class A Shares                          Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares                          Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares                          Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                         Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares                         Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                          Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares                   Contractual     1.50%      July 1, 2013    June 30, 2014
Invesco Limited Maturity Treasury Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2014
   Class A2 Shares                         Contractual     1.40%      July 1, 2012    June 30, 2014
   Class R5 Shares                         Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                             ------------ ----------  ------------------ -------------
Invesco Municipal Bond Fund
   Class A Shares                Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares         Contractual     1.50%       July 1, 2012    June 30, 2014
Invesco Real Estate Fund
   Class A Shares                Contractual     2.00%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual     2.75%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual     2.75%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares               Contractual     1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual     1.75%       July 1, 2012    June 30, 2014
   Investor Class Shares         Contractual     2.00%       July 1, 2012    June 30, 2014
Invesco Short Term Bond Fund
   Class A Shares                Contractual     1.40%       July 1, 2013    June 30, 2014
   Class C Shares                Contractual     1.75%/2/    July 1, 2013    June 30, 2014
   Class R Shares                Contractual     1.75%       July 1, 2013    June 30, 2014
   Class R5 Shares               Contractual     1.25%       July 1, 2013    June 30, 2014
   Class R6 Shares               Contractual     1.25%       July 1, 2013    June 30, 2014
   Class Y Shares                Contractual     1.25%       July 1, 2013    June 30, 2014
Invesco U.S. Government Fund
   Class A Shares                Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares         Contractual     1.50%       July 1, 2012    June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                             VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                            ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares               Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares               Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares               Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares               Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares              Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares              Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares               Contractual     1.75%      July 1, 2013    June 30, 2014
Invesco Comstock Fund
   Class A Shares               Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares               Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares               Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares               Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares              Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares              Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares               Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Energy Fund
   Class A Shares               Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares               Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares               Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R5 Shares              Contractual     1.75%      July 1, 2009    June 30, 2014
   Class Y Shares               Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares        Contractual     2.00%      July 1, 2009    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares                       Contractual     1.10%   February 6, 2013  August 31, 2014
   Class B Shares                       Contractual     1.85%   February 6, 2013  August 31, 2014
   Class C Shares                       Contractual     1.85%   February 6, 2013  August 31, 2014
   Class R5 Shares                      Contractual     0.85%   February 6, 2013  August 31, 2014
   Class R6 Shares                      Contractual     0.85%   February 6, 2013  August 31, 2014
   Class Y Shares                       Contractual     0.85%   February 6, 2013  August 31, 2014
   Investor Class Shares                Contractual     1.10%   February 6, 2013  August 31, 2014
Invesco Gold & Precious Metals Fund
   Class A Shares                       Contractual     2.00%     July 1, 2009     June 30, 2014
   Class B Shares                       Contractual     2.75%     July 1, 2009     June 30, 2014
   Class C Shares                       Contractual     2.75%     July 1, 2009     June 30, 2014
   Class Y Shares                       Contractual     1.75%     July 1, 2009     June 30, 2014
   Investor Class Shares                Contractual     2.00%     July 1, 2009     June 30, 2014
Invesco Mid Cap Growth Fund
   Class A Shares                       Contractual     1.15%     July 15, 2013    July 31, 2015
   Class B Shares                       Contractual     1.90%     July 15, 2013    July 31, 2015
   Class C Shares                       Contractual     1.90%     July 15, 2013    July 31, 2015
   Class R Shares                       Contractual     1.40%     July 15, 2013    July 31, 2015
   Class R5 Shares                      Contractual     0.90%     July 15, 2013    July 31, 2015
   Class R6 Shares                      Contractual     0.90%     July 15, 2013    July 31, 2015
   Class Y Shares                       Contractual     0.90%     July 15, 2013    July 31, 2015
Invesco Small Cap Value Fund
   Class A Shares                       Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                       Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                       Contractual     2.75%     July 1, 2012     June 30, 2014
   Class Y Shares                       Contractual     1.75%     July 1, 2012     June 30, 2014
Invesco Technology Fund
   Class A Shares                       Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                       Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                       Contractual     2.75%     July 1, 2012     June 30, 2014
   Class R5 Shares                      Contractual     1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                       Contractual     1.75%     July 1, 2012     June 30, 2014
   Investor Class Shares                Contractual     2.00%     July 1, 2012     June 30, 2014
Invesco Technology Sector Fund
   Class A Shares                       Contractual     2.00%   February 12, 2010  June 30, 2014
   Class B Shares                       Contractual     2.75%   February 12, 2010  June 30, 2014
   Class C Shares                       Contractual     2.75%   February 12, 2010  June 30, 2014
   Class Y Shares                       Contractual     1.75%   February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund
   Class A Shares                       Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                       Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                       Contractual     2.75%     July 1, 2012     June 30, 2014
   Class R Shares                       Contractual     2.25%     July 1, 2012     June 30, 2014
   Class R5 Shares                      Contractual     1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                       Contractual     1.75%     July 1, 2012     June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                  ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                     Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                     Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                     Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares                    Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                     Contractual     1.25%     July 1, 2012    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                ------------ ---------- ----------------- -------------
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                   Contractual     0.80%     July 1, 2013    June 30, 2014
   Class B Shares                                   Contractual     1.55%     July 1, 2013    June 30, 2014
   Class C Shares                                   Contractual     1.55%     July 1, 2013    June 30, 2014
   Class Y Shares                                   Contractual     0.55%     July 1, 2013    June 30, 2014
Invesco Municipal Income Fund
   Class A Shares                                   Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                                   Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                                   Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                                   Contractual     1.25%     July 1, 2013    June 30, 2014
   Investor Class                                   Contractual     1.50%     July 15, 2013   June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                                   Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2014
   Class Y Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2014
Invesco Tax-Free Intermediate Fund
   Class A Shares                                   Contractual     1.50%     July 1, 2012    June 30, 2014
   Class A2 Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2014
   Class C Shares                                   Contractual     2.25%     June 30, 2013   June 30, 2014
   Class R5 Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2014

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                           as of April 30, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/
              ---------------------------------------------------

                         SHORT-TERM INVESTMENTS TRUST

                                       CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                   ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class               Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                     Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                 Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class           Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class            Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                       Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                      Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Government TaxAdvantage Portfolio
   Cash Management Class               Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                     Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                 Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class           Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class            Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                       Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                      Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Liquid Assets Portfolio
   Cash Management Class               Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                     Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                 Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class           Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class            Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                       Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                      Contractual     0.34%      July 1, 2009    December 31, 2014
STIC Prime Portfolio
   Cash Management Class               Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                     Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                 Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class           Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class            Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                       Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                      Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class               Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                     Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class                 Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class           Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class            Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                       Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                      Contractual     0.41%/2/   July 1, 2009    December 31, 2014
Treasury Portfolio
   Cash Management Class               Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                     Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                 Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class           Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class            Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                       Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                      Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                           as of April 30, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS
                    --------------------------------------

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                               Contractual     1.15%     July 1, 2012    June 30, 2014
Invesco V.I. American Value Fund
   Series I Shares                                Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                               Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                               Contractual     1.03%     July 1, 2013    April 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                               Contractual     1.01%     May 1, 2014     April 30, 2015
Invesco V.I. Comstock Fund
   Series I Shares                                Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                               Contractual     1.03%     May 1, 2013     April 30, 2015
Invesco V.I. Core Equity Fund
   Series I Shares                                Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                               Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares                                Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                               Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares                                Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                               Contractual     1.00%     July 1, 2005    April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                               Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Equity and Income Fund
   Series I Shares                                Contractual     1.50%     July 1, 2012    June 30, 2014
   Series II Shares                               Contractual     1.75%     July 1, 2012    June 30, 2014

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                           as of April 30, 2014


Invesco V.I. Global Core Equity Fund
   Series I Shares                          Contractual 2.25% July 1, 2012 June 30, 2014
   Series II Shares                         Contractual 2.50% July 1, 2012 June 30, 2014
Invesco V.I. Global Health Care Fund
   Series I Shares                          Contractual 2.00% May 1, 2013  June 30, 2014
   Series II Shares                         Contractual 2.25% May 1, 2013  June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares                          Contractual 2.00% May 1, 2013  June 30, 2014
   Series II Shares                         Contractual 2.25% May 1, 2013  June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares                          Contractual 1.50% May 1, 2013  June 30, 2014
   Series II Shares                         Contractual 1.75% May 1, 2013  June 30, 2014
Invesco V.I. Growth and Income Fund
   Series I Shares                          Contractual 0.78% May 1, 2013  April 30, 2015
   Series II Shares                         Contractual 1.03% May 1, 2013  April 30, 2015
Invesco V.I. High Yield Fund
   Series I Shares                          Contractual 0.80% May 2, 2011  April 30, 2014
   Series II Shares                         Contractual 1.05% May 2, 2011  April 30, 2014
Invesco V.I. International Growth Fund
   Series I Shares                          Contractual 2.25% July 1, 2012 June 30, 2014
   Series II Shares                         Contractual 2.50% July 1, 2012 June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                          Contractual 2.00% May 1, 2013  June 30, 2014
   Series II Shares                         Contractual 2.25% May 1, 2013  June 30, 2014
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                          Contractual 1.09% July 1, 2012 June 30, 2014
   Series II Shares                         Contractual 1.34% July 1, 2012 June 30, 2014
Invesco V.I. Money Market Fund
   Series I Shares                          Contractual 1.50% May 1, 2013  June 30, 2014
   Series II Shares                         Contractual 1.75% May 1, 2013  June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares                          Contractual 2.00% July 1, 2012 June 30, 2014
   Series II Shares                         Contractual 2.25% July 1, 2012 June 30, 2014
Invesco V.I. Small Cap Equity Fund
   Series I Shares                          Contractual 2.00% May 1, 2013  June 30, 2014
   Series II Shares                         Contractual 2.25% May 1, 2013  June 30, 2014

                                                           as of April 30, 2014

Invesco V.I. Technology Fund
   Series I Shares                        Contractual 2.00%    May 1, 2013  June 30, 2014
   Series II Shares                       Contractual 2.25%    May 1, 2013  June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares                        Contractual 2.00%    May 1, 2012  June 30, 2014
   Series II Shares                       Contractual 2.25%    May 1, 2012  June 30, 2014
Invesco V.I. Managed Volatility Fund*
   Series I Shares                        Contractual 1.03% April 30, 2014 April 30, 2015
   Series II Shares                       Contractual 1.28% April 30, 2014 April 30, 2015
Invesco V.I. Value Opportunities Fund
   Series I Shares                        Contractual 2.00%    May 1, 2013  June 30, 2014
   Series II Shares                       Contractual 2.25%    May 1, 2013  June 30, 2014

/*/ The Fund name and expense limit shown is contingent upon both Board of Trustee and shareholder approval of certain changes to the Fund.

                                                           as of April 30, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS
                        ------------------------------

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities
  Trust                                  Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust   Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust     Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of

       Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

         AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
         AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
         AIM FUNDS GROUP (INVESCO FUNDS GROUP)
         AIM GROWTH SERIES (INVESCO GROWTH SERIES)
         AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
         AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
         AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
         AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
         INVESCO QUALITY MUNICIPAL INCOME TRUST
         INVESCO SECURITIES TRUST
         INVESCO VALUE MUNICIPAL INCOME TRUST
         on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

         By:     /s/ John M. Zerr
                 ---------------------------------
         Title:  Senior Vice President

         INVESCO ADVISERS, INC.

         By:     /s/ John M. Zerr
                 ---------------------------------
         Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM COUNSELOR
  SERIES TRUST
(INVESCO COUNSELOR                                                                                                     EXPIRATION
  SERIES TRUST)                                     WAIVER DESCRIPTION                                  EFFECTIVE DATE    DATE
------------------  ----------------------------------------------------------------------------------- -------------- ----------
 Invesco            Invesco will waive advisory fees in an amount equal to the advisory fees earned on    4/30/2014    04/30/2015
 Strategic Real     underlying affiliated investments
 Return Fund

 AIM INVESTMENT
 FUNDS (INVESCO                                                                                                      EXPIRATION
INVESTMENT FUNDS                                  WAIVER DESCRIPTION                                  EFFECTIVE DATE    DATE
----------------  ----------------------------------------------------------------------------------- -------------- ----------
Invesco Global    Invesco will waive advisory fees in an amount equal to the advisory fees earned on    12/17/2013   12/31/2015
Targeted          underlying affiliated investments
Returns Fund
Invesco           Invesco will waive advisory fees in an amount equal to the advisory fees earned on    5/2/2014     05/31/2015
Strategic         underlying affiliated investments
Income Fund

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                                                                EXPIRATION
   SERIES TRUST)                                   WAIVER DESCRIPTION                                EFFECTIVE DATE    DATE
--------------------  ------------------------------------------------------------------------------ -------------- ----------
 Premier Portfolio    Invesco will waive advisory fees in the amount of 0.07% of the Fund's average     2/1/2011    12/31/2014
                      daily net assets
 Premier U.S.         Invesco will waive advisory fees in the amount of 0.07% of the Fund's average     2/1/2011    12/31/2014
 Government           daily net assets
 Money Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          -----------------------------------------------------------

PORTFOLIO                                           EFFECTIVE DATE    COMMITTED UNTIL
---------                                          ----------------- -----------------
Invesco American Franchise Fund                    February 12, 2010 December 31, 2014
Invesco California Tax-Free Income Fund            February 12, 2010 December 31, 2014
Invesco Core Plus Bond Fund                          June 2, 2009    December 31, 2014
Invesco Equally-Weighted S&P 500 Fund              February 12, 2010 December 31, 2014
Invesco Equity and Income Fund                     February 12, 2010 December 31, 2014
Invesco Floating Rate Fund                           July 1, 2007    December 31, 2014
Invesco Global Real Estate Income Fund               July 1, 2007    December 31, 2014
Invesco Growth and Income Fund                     February 12, 2010 December 31, 2014
Invesco Low Volatility Equity Yield Fund             July 1, 2007    December 31, 2014
Invesco Pennsylvania Tax Free Income Fund          February 12, 2010 December 31, 2014
Invesco S&P 500 Index Fund                         February 12, 2010 December 31, 2014
Invesco Small Cap Discovery Fund                   February 12, 2010 December 31, 2014
Invesco Strategic Real Return Fund                  April 30, 2014    April 30, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                    ---------------------------------------

PORTFOLIO                                          EFFECTIVE DATE  COMMITTED UNTIL
---------                                          -------------- -----------------
Invesco Charter Fund                                July 1, 2007  February 28, 2015
Invesco Diversified Dividend Fund                   July 1, 2007  February 28, 2015
Invesco Summit Fund                                 July 1, 2007  February 28, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
                     -------------------------------------

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco European Small Company Fund                 July 1, 2007  April 30, 2015
Invesco Global Core Equity Fund                     July 1, 2007  April 30, 2015
Invesco International Small Company Fund            July 1, 2007  April 30, 2015
Invesco Small Cap Equity Fund                       July 1, 2007  April 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                   -----------------------------------------

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Convertible Securities Fund                February 12, 2010 April 30, 2015
Invesco Global Low Volatility Equity Yield Fund      July 1, 2007    April 30, 2015
Invesco Mid Cap Core Equity Fund                     July 1, 2007    April 30, 2015
Invesco Multi-Asset Inflation Fund                  April 30, 2014   April 30, 2015
Invesco Small Cap Growth Fund                        July 1, 2007    April 30, 2015
Invesco U.S. Mortgage Fund                         February 12, 2010 April 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
      -------------------------------------------------------------------

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                               -------------- -----------------
Invesco Asia Pacific Growth Fund                    July 1, 2007  February 28, 2015
Invesco European Growth Fund                        July 1, 2007  February 28, 2015
Invesco Global Growth Fund                          July 1, 2007  February 28, 2015
Invesco Global Opportunities Fund                  August 3, 2012 February 28, 2015
Invesco Global Small & Mid Cap Growth Fund          July 1, 2007  February 28, 2015
Invesco International Core Equity Fund              July 1, 2007  February 28, 2015
Invesco International Growth Fund                   July 1, 2007  February 28, 2015
Invesco Select Opportunities Fund                  August 3, 2012 February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                -----------------------------------------------

FUND                                                 EFFECTIVE DATE    COMMITTED UNTIL
----                                               ------------------ -----------------
Invesco All Cap Market Neutral Fund                December 17, 2013  December 31, 2015
Invesco Balanced-Risk Allocation Fund/1/              May 29, 2009    February 28, 2015
Invesco Balanced-Risk Commodity Strategy Fund/2/   November 29, 2010  February 28, 2015
Invesco China Fund                                    July 1, 2007    February 28, 2015
Invesco Developing Markets Fund                       July 1, 2007    February 28, 2015
Invesco Emerging Markets Equity Fund                  May 11, 2011    February 28, 2015
Invesco Emerging Market Local Currency Debt Fund     June 14, 2010    February 28, 2015
Invesco Endeavor Fund                                 July 1, 2007    February 28, 2015
Invesco Global Health Care Fund                       July 1, 2007    February 28, 2015
Invesco Global Infrastructure Fund                    May 2, 2014       May 31, 2015
Invesco Global Market Neutral Fund                 December 17, 2013  December 31, 2015
Invesco Global Markets Strategy Fund/3/            September 25, 2012 February 28, 2015
Invesco Global Targeted Returns Fund/4/            December 17, 2013  December 31, 2015
Invesco International Total Return Fund               July 1, 2007    February 28, 2015
Invesco Long/Short Equity Fund                     December 17, 2013  December 31, 2015
Invesco Low Volatility Emerging Markets Fund       December 17, 2013  December 31, 2015
Invesco Macro International Equity Fund            December 17, 2013  December 31, 2015
Invesco Macro Long/Short Fund                      December 17, 2013  December 31, 2015
Invesco Pacific Growth Fund                        February 12, 2010  February 28, 2015
Invesco Premium Income Fund                        December 13, 2011  February 28, 2015
Invesco Select Companies Fund                         July 1, 2007    February 28, 2015
Invesco Strategic Income Fund                         May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
     ---------------------------------------------------------------------

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Corporate Bond Fund                        February 12, 2010  June 30, 2014
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2014
Invesco High Yield Fund                              July 1, 2007     June 30, 2014
Invesco Limited Maturity Treasury Fund               July 1, 2007     June 30, 2014
Invesco Money Market Fund                            July 1, 2007     June 30, 2014
Invesco Real Estate Fund                             July 1, 2007     June 30, 2014
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2014
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2014

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                                                               Sub-Item 77Q1(e)


                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                    ---------------------------------------

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco American Value Fund                        February 12, 2010  June 30, 2014
Invesco Comstock Fund                              February 12, 2010  June 30, 2014
Invesco Energy Fund                                  July 1, 2007     June 30, 2014
Invesco Dividend Income Fund                         July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund                  July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                        February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                       February 12, 2010  June 30, 2014
Invesco Technology Fund                              July 1, 2007     June 30, 2014
Invesco Technology Sector Fund                     February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund                   February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                -----------------------------------------------

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco High Yield Municipal Fund                  February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income Fund    February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                      February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund              February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                         July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund                   July 1, 2007     June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
        ---------------------------------------------------------------

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco V.I. American Franchise Fund               February 12, 2010 April 30, 2015
Invesco V.I. American Value Fund                   February 12, 2010 April 30, 2015
Invesco V.I. Balanced-Risk Allocation Fund/5/      December 22, 2010 April 30, 2015
Invesco V.I. Comstock Fund                         February 12, 2010 April 30, 2015
Invesco V.I. Core Equity Fund                        July 1, 2007    April 30, 2015
Invesco V.I. Diversified Dividend Fund             February 12, 2010 April 30, 2015
Invesco V.I. Diversified Income Fund                 July 1, 2007    April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010 April 30, 2015
Invesco V.I. Equity and Income Fund                February 12, 2010 April 30, 2015
Invesco V.I. Global Core Equity Fund               February 12, 2010 April 30, 2015
Invesco V.I. Global Health Care Fund                 July 1, 2007    April 30, 2015
Invesco V.I. Global Real Estate Fund                 July 1, 2007    April 30, 2015
Invesco V.I. Government Securities Fund              July 1, 2007    April 30, 2015
Invesco V.I. Growth and Income Fund                February 12, 2010 April 30, 2015
Invesco V.I. High Yield Fund                         July 1, 2007    April 30, 2015
Invesco V.I. International Growth Fund               July 1, 2007    April 30, 2015
Invesco V.I. Mid Cap Core Equity Fund                July 1, 2007    April 30, 2015
Invesco V.I. Mid Cap Growth Fund                   February 12, 2010 April 30, 2015
Invesco V.I. Money Market Fund                       July 1, 2007    April 30, 2015
Invesco V.I. S&P 500 Index Fund                    February 12, 2010 April 30, 2015
Invesco V.I. Small Cap Equity Fund                   July 1, 2007    April 30, 2015
Invesco V.I. Technology Fund                         July 1, 2007    April 30, 2015
Invesco V.I. Managed Volatility Fund                 July 1, 2007    April 30, 2015
Invesco V.I. Value Opportunities Fund                July 1, 2007    April 30, 2015

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST
                           ------------------------

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ---------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013 February 28, 2015

                               CLOSED-END FUNDS
                               ----------------

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco Municipal Income Opportunities Trust   June 1, 2010   June 30, 2014
Invesco Quality Municipal Income Trust         June 1, 2010   June 30, 2014
Invesco Value Municipal Income Trust           June 1, 2010   June 30, 2014

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 1

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 30, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add AIM International Mutual Fund (Invesco International Mutual Funds), on behalf of its portfolios, Invesco Global Opportunities Fund and Invesco Global Select Companies Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add AIM International Mutual Fund (Invesco International Mutual Funds) and to add the Funds as the recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund (as a series portfolio of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (as series portfolios of AIMF) (collectively, the "Fund"); ; and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:      /s/ JOHN M. ZERR
         -------------------------
NAME:    JOHN M. ZERR
TITLE:   SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:      ------------------------------
NAME:    BENJAMIN T. FULTON
TITLE:   MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 2

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 25, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Markets Strategy Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds); NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to Invesco Global Markets Strategy Fund as a recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) (collectively, the "Fund"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

                                                               Sub-Item 77Q1(e)


   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

                                                               Sub-Item 77Q1(e)


INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ BENJAMIN T. FULTON
        ------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 3

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of February 25, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Securities Trust , on behalf of its portfolio, Invesco Balanced-Risk Aggressive Allocation Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund and Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ BENJAMIN T. FULTON
        ------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)


                                AMENDMENT NO. 4

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 16, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and to change the name of Invesco Global Select Companies Fund to Invesco Select Opportunities Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund and Invesco Long/Short Equity Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ ANDREW SCHLOSSBERG
        -------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)


                                AMENDMENT NO. 5

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of April 22, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and Invesco Strategic Real Return, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Funds as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of
       AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ ANDREW SCHLOSSBERG
        -------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)


                             SUB-ADVISORY CONTRACT

   This contract is made as of December 14, 2011, by and among Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS:

    A) The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund (the "Fund");

    B) The Advisor is authorized to delegate any or all of its rights, duties and obligations under investment advisory agreements to sub-advisors, including sub-advisors that are affiliated with the Advisor;

    C) The Sub-Advisor represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment advisor under the Investment Advisers Act of 1940 ("Advisers Act"), or will be so registered prior to providing any services to the Fund under this Contract, and engages in the business of acting as an investment advisor; and

    D) The Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Advisor hereby appoints the Sub-Advisor as a sub-advisor of the Fund for the period and on the terms set forth herein. The Sub-Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES AS SUB-ADVISOR. Subject to paragraph 7 below, the Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Fund. The services and the portion of the investments of the Fund to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all its personnel performing services for the Fund related to research, statistical and investment activities.

   (a) Investment Advice. If and to the extent requested by the Advisor, the
       -----------------
Sub-Advisor shall provide investment advice to the Fund and the Advisor with respect to all or a portion of the investments of the Fund or with respect to various investment techniques, and in connection with such advice shall furnish the Fund and the Advisor with such factual information, research reports and investment recommendations as the Advisor may reasonably require.

   (b) Order Execution. If and to the extent requested by the Advisor, the
       ---------------
Sub-Advisor shall place orders for the purchase and sale of portfolio securities or other investments for the Fund. In so doing, the Sub-Advisor agrees that it shall comply with paragraph 3 below.

   (c) Discretionary Investment Management. If and to the extent requested by
       -----------------------------------
the Advisor, the Sub-Advisor shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Advisor, manage all or a portion of the investments of the Fund in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Advisor may impose with respect to the Fund by notice to the Sub-Advisor and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of the Fund, the Sub-Advisor is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Advisor may select; and (iii) upon the request of the Advisor, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Fund, the Sub-Advisor will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Board.

3. BROKER-DEALER RELATIONSHIPS. The Sub-Advisor agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution under the circumstances. Consistent with this obligation, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Fund or provide the Fund, the Advisor's other clients, or the Sub-Advisor's other clients with research, analysis, advice and similar services. The Sub-Advisor may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Advisor determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Advisor and the Sub-Advisor to the Fund and their other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Advisor, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Advisor simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Advisor, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. BOOKS AND RECORDS. The Sub-Advisor will maintain all required books and records with respect to the securities transactions of the Fund, and will furnish the Board and the Advisor with such periodic and special reports as the Board or the Advisor reasonably may request. The Sub-Advisor hereby agrees that all records which it maintains for the Advisor are the property of the Advisor, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Advisor and which are required to be maintained, and further agrees to surrender promptly to the Advisor any records which it maintains for the Advisor upon request by the Advisor.

5. FURTHER DUTIES.

   (a) In all matters relating to the performance of this Contract, the Sub-Advisor will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Advisor and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

   (b) The Sub-Advisor shall maintain compliance procedures for the Fund that it and the Advisor reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) and the investment objective(s) and policies as stated in the Fund's prospectus and statement of additional information. The Sub-Advisor at its expense will provide the Advisor or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, the Sub-Advisor will promptly report to the Advisor any material violations of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Advisor's compliance policies and procedures that pertain to the Fund.

   (c) The Sub-Advisor at its expense will make available to the Board and the Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Advisor and the Sub-Advisor, by telephone, in order to review the investment policies, performance and other investment related information regarding the Fund and to consult with the Board and the Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters related to the Sub-Advisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs. The Sub-Advisor and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Advisor and the Trust.

   (d) The Sub-Advisor will assist in the fair valuation of portfolio securities held by the Fund. The Sub-Advisor will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Advisor such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Advisor or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, the Sub-Advisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund at such times as the Advisor shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Fund's net asset value per share.

   (e) The Sub-Advisor represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisors Act and has provided the Advisor and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Advisor, but in any event no less frequently than annually, the Sub-Advisor will supply the Advisor a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Advisor's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Advisor's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

   (f) Upon request of the Advisor, the Sub-Advisor will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Advisor and each officer and portfolio manager thereof designated by the Advisor will provide on a timely basis such certifications or sub-certifications as the Advisor may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Advisor, on behalf of the Trust, deems are reasonably necessary.

   (g) Unless otherwise directed by the Advisor or the Board, the Sub-Advisor will vote all proxies received in accordance with the Advisor's proxy voting policy or, if the Sub-Advisor has a proxy voting policy approved by the Board, the Sub-Advisor's proxy voting policy. The Sub-Advisor shall maintain and shall forward to the Fund or its designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

   (h) The Sub-Advisor shall provide the Fund's custodian on each business day with information relating to all transactions concerning the assets of the Fund and shall provide the Advisor with such information upon request of the Advisor.

6. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Advisor hereunder are not to be deemed exclusive and the Sub-Advisor shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. USE OF SUBSIDIARIES AND AFFILIATES. The Sub-Advisor may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Fund pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Fund pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or
(ii) a vote of a majority of the Fund's outstanding voting securities.

8. COMPENSATION.

   (a) The only fees payable to the Sub-Advisors under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Advisor will pay the Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Advisor receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of the Fund as to which the Sub-Advisor shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of the Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Advisor, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisor under this Contract exceed 40% of the monthly compensation that the Advisor receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Advisor, if any.

   (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

   (c) If the Sub-Advisor provides the services under paragraph 2(c) above to the Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. FEE WAIVERS AND EXPENSE LIMITATIONS. If, for any fiscal year of the Fund, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Advisor is reduced because of contractual or voluntary fee waivers or expense limitations by the Advisor, the fee payable to the Sub-Advisor pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Advisor reimburses the Fund as a result of such expense limitations, the Sub-Advisor shall reimburse the Advisor that proportion of such reimbursement payments which the fee payable to the Sub-Advisor pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. LIMITATION OF LIABILITY OF SUB-ADVISOR AND INDEMNIFICATION. The Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of the Sub-Advisor, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Sub-Advisor even though paid by it.

11. DURATION AND TERMINATION.

   (a) This Contract shall become effective with respect to the Sub-Advisor upon the later of the date hereabove written and the date that the Sub-Advisor is registered with the SEC as an investment advisor under the Advisors Act, if the Sub-Advisor is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, when required by the 1940 Act.

   (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until [June 30, 2012]. Thereafter, if not terminated, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

   (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Sub-Advisor; or (ii) by the Advisor on sixty days' written notice to the Sub-Advisor; or (iii) by the Sub-Advisor on sixty days' written notice to the Trust. Should this Contract be terminated with respect to the Sub-Advisor, the Advisor shall assume the duties and responsibilities of the Sub-Advisor unless and until the Advisor appoints another Sub-Advisor to perform such duties and responsibilities. This Contract will automatically terminate in the event of its assignment.

12. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

13. NOTICES. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address the Sub-Advisor shall be 301 West Roosevelt Road, Wheaton, Illinois 60187.

14. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisors Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisors Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisors Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        -------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ BENJAMIN T. FULTON
        -------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF
        GLOBAL ETFS